Exhibit 99.1

Exhibit 99.1

ITC Holdings Corp.

Cameron M. Bready

Executive Vice President & Chief Financial Officer

47th Annual Edison Electric Institute Financial Conference November 13, 2012

Safe Harbor Language & Legal Disclosure

This document and the exhibits hereto contain certain statements that describe ITC Holdings Corp.  (“ITC”) management’s beliefs concerning future business conditions and prospects, growth opportunities and the outlook for ITC’s business, including ITC’s business and the electric transmission industry based upon information currently available. Such statements are “forward looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, ITC has identified these forward looking statements by words such as “anticipates”, “believes”, “intends”, “estimates”, “expects”, “projects” and similar phrases. These forward looking statements are based upon assumptions ITC management believes are reasonable. Such forward-looking statements are subject to risks and  uncertainties which could cause ITC’s actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, (a) the risks and uncertainties disclosed in ITC’s annual report on Form 10-K and ITC’s quarterly reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) from time to time and (b) the following transactional factors (in addition to others described elsewhere in this document, in the preliminary proxy statement/prospectus included in the registration statement on Form S-4 that ITC filed with the SEC on September 25, 2012 in connection with the proposed transactions, and in subsequent filings with the SEC): (i) risks inherent in the contemplated transaction, including: (A) failure to obtain approval by the Company’s shareholders; (B) failure to obtain regulatory approvals necessary to consummate the transaction or to obtain regulatory approvals on favorable terms; (C) the ability to obtain the required financings; (D) delays in consummating the transaction or the failure to consummate the transactions; and (E) exceeding the expected costs of the transactions; (ii) legislative and regulatory actions, and (iii) conditions of the capital markets during the periods covered by the forward-looking statements.

Because ITC’s forward-looking statements are based on estimates and  assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond ITC’s control or are subject to change, actual results could be materially different and any or all of ITC’s forward-looking statements may turn out to be wrong. They speak only as of the date made  and can be affected by assumptions ITC might make or by known or unknown risks and uncertainties. Many factors mentioned in this document and the exhibits hereto and in ITC’s annual and quarterly reports will be important in determining future results. Consequently, ITC cannot assure you that ITC’s expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially. Except as required by law, ITC undertakes no obligation to publicly update any of ITC’s forward-looking or other statements, whether as a  result of new information, future events, or otherwise.

The transaction is subject to certain conditions precedent, including  regulatory approvals, approval of ITC’s shareholders and the availability of financing. ITC cannot provide any assurance that the proposed transactions related thereto will be completed, nor can it give assurances as to the terms on which such transactions will be consummated.

2

Safe Harbor Language & Legal Disclosure

On September 25, 2012, ITC filed a registration statement on Form S-4 with the SEC registering shares  of ITC common stock to be issued to Entergy shareholders in connection with the proposed transactions, but this registration statement has not become effective. This registration statement includes a proxy statement of ITC that also constitutes a prospectus of ITC, and will be sent to ITC shareholders. In addition, Mid South TransCo LLC (“TransCo”) will file a registration statement with the SEC registering TransCo common units to be issued to Entergy shareholders in connection with the proposed transactions. Entergy shareholders are urged to read the proxy statement/prospectus included in the ITC registration statement and the proxy statement/prospectus to be included in the TransCo registration statement (when available) and any other relevant documents, because they contain important information about ITC, TransCo and the proposed transactions. ITC shareholders are urged to read the proxy statement/prospectus included in the ITC registration statement and any other relevant documents because they contain important information about TransCo and the proposed transactions. The proxy statement/prospectus and other documents relating to the proposed transactions (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. The documents, when available, can also be obtained free of charge from Entergy upon written request to Entergy Corporation, Investor Relations, P.O. Box 61000 New Orleans, LA 70161 or by calling Entergy’s Investor Relations information line at 1-888-ENTERGY (368-3749), or from ITC upon written request to ITC Holdings Corp., Investor Relations, 27175 Energy Way, Novi, MI 48377 or by calling 248-946-3000.

This communication is not a solicitation of a proxy from any  security holder of ITC. However, Entergy, ITC and certain of their respective directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders of ITC in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Entergy, may be found in its 2011 Annual Report on Form 10-K filed with the SEC on February 28, 2012, and its definitive proxy statement relating to its 2012 Annual Meeting of Shareholders filed with the SEC on March 23, 2012. Information about the directors and executive officers of ITC may be found in its 2011 Annual Report on Form 10-K filed with the SEC on February 22, 2012, and its definitive proxy statement relating to its 2012 Annual Meeting of Shareholders filed with the SEC on April 12, 2012.

3

Overview of ITC

• ITC’s pure play, fully regulated independent transmission model creates a unique, structurally advantaged infrastructure portfolio

• FERC regulated rate construct supports efficient capitalization of needed investment and timely return of and on capital

– Forward looking rates combined with approved ROE’s and capital structures that facilitate investment

• Actively developing transmission infrastructure required for reliability needs and emerging long-term energy policy

– Portfolio of currently actionable investment opportunities drives growth and value creation

• Proposed Entergy transaction transformational to ITC size, scale, scope and financial strength

4

Overview of ITC

STRATEGY

• Multi faceted strategy leverages our sole focus on

– Strategy reinforced with proposed Entergy transaction

• Achieve and maintain best-in-class in core operations on our systems

– Includes reliability, security and safety

– Improvements over the years reflective of our investments and business practices

– Non-discriminatory access to all generating resources

– Support environmental stewardship

– Fundamental core strategy serves as an important building block for development efforts

• Leader in the development of a 21st century grid

– Transmission outlook provides for significant investment opportunities

– Thought leader in advocating and facilitating transmission development

– Proven capabilities and strategically advantaged

5

ITC Strategy

THOUGHT LEADER IN TRANSMISSION DEVELOPMENT

• Announced ITC Great Plains Expansion Project in October

Latest example of company’s leadership in identifying innovative  solutions to the nation’s electric transmission needs

Result of more than a year of extensive study of regional needs

Identifies package of high-voltage electric transmission projects designed to  relieve system constraints impeding the export of excess energy capacity inter-regionally

• Five projects involve seven states and more than 2,700 miles of new transmission line

AC based approach reflects interconnectivity of power grid

Provides solution to integrate variety of energy sources, enhance overall grid reliability and enhance flexibility and optionality throughout SPP’s footprint

6

Transmission Investment

POLICY OVERVIEW

• Significant need for transmission investment is widely recognized in the US and broadly supported

Blackout of 2003 which impacted much of the Midwest and eastern portion of the US heightened awareness  to the fragility of our existing transmission infrastructure

Energy policy Act of 2005 mandated that FERC establish incentives  to facilitate greater transmission investment

• Transmission policy reforms continue to evolve through FERC policies

Legislative changes in the US have generally stalled resulting in  FERC addressing key policy issues

• Recent FERC policy reform continues to be focused on reducing barriers to transmission investment:

Promoting transmission planning and cost allocation principles which support regional transmission

Issued Order 1000 in mid 2011 providing key principles on  transmission planning and regional cost allocation that also look to facilitate regional infrastructure

Order 1000 compliance activities are underway with compliance filings  expected to begin later this year

7

Recent Regulatory Developments

• New England ISO ROE complaint in hearing process (ITC not a party)

Current schedule anticipates initial decision in September 2013

Expect FERC to maintain historically granted ROEs that remain within a current “zone of reasonableness”

• FERC 206 complaint against MISO formula rate protocols (ITC a party)

FERC initiated complaint on MISO formula rate protocols in May; protocols outline requirements for rate implementation due to the absence of annual rate cases

Complaint limited to protocols on implementing rates and does not  address rate elements (e.g., ROE)

ITC protocols highlighted as good examples

MISO responded to complaint defending current protocols; FERC has no  stipulated period to act on matter

• IPL complaint against ITC Midwest Attachment FF

IPL filed formal complaint against ITC Midwest Attachment FF policy  in September; ITC responded in October

FERC previously approved Attachment FF policy

Expect FERC to uphold policy is just and reasonable; FERC has  no stipulated period to act on matter

• ITC Midwest complaint against ATC on MVP Project

ITC Midwest filed formal complaint against ATC associated with ownership  dispute on MVP project #5

MISO Transmission Owner Agreement (TOA) calls for project to be  split equally between the two interconnecting parties, ITC Midwest and ATC; despite negotiations, ATC unwilling to  agree to abide by TOA

FERC has recently supported TOA provisions in two previous complaints

Expect FERC to rule in favor of ITC Midwest

8

2012 Financial Performance

RECENT PERFORMANCE & FULL YEAR GUIDANCE

($ in Millions except per Share Data) NINE MONTHS ENDED SEPTEMBER 30, YEAR END $ Increase / % Increase / 2012 2011 2011 (Decrease) (Decrease)

Revenues $ 608.9 $ 555.8 $ 53.1 9.6% $ 757.4 Reported Diluted EPS $ 2.68 $ 2.49 $ 0.19 7.6% $ 3.31 Operating Diluted EPS $ 3.05 $ 2.49 $ 0.56 22.5% $ 3.35 Cash Flows from Operations $ 258.4 $ 286.6 ($ 28.2) (9.8%) $ 380.9 Capital Investments $ 626.2 $ 420.5 $ 205.7 48.9% $ 632.9

• 2012 operating EPS guidance of $4.10 to $4.15*

• 2012 capital investment guidance of $780 to $825 million*

Includes capital forecasts of $210 to $220 million, $150 to $160  million, $320 to $335 million and $100 to $110 million for ITCTransmission, METC, ITC Midwest and ITC Great Plains, respectively

*Based on operating EPS and capital investment guidance as of October 24, 2012. This guidance is not  being updated at this time.

2013 Guidance

• Performance in first nine months of 2012 provides solid foundation for 2013

• Initial 2013 guidance*

Operating EPS guidance to $4.80 to $5.00, which excludes Entergy  related transaction expenses

2013 capital investment guidance to $760 to $860 million

2013 GUIDANCE-CAPITAL INVESTMENTS ($ in Millions)

ITCTransmission $200 - $230 METC 160 - 180 ITC Midwest 270 - 300 ITC Great Plains 130 - 150

TOTAL $ 760 ?$ 860

*Based on operating EPS and capital investment guidance as of November 12, 2012. This guidance is not  being updated at this time.

Stand-Alone Five-Year Capital Plan

Five Year Capital Plan $4.2 billion infrastructure investment

*15 to 17% EPS CAGR from 2011 through 2016

Stand-Alone Projected Capital Plan

BLUEPRINT FOR GROWTH

• Highly probable capital investments of ~$3.4 billion drive approximately 12% to 13% of expected operating EPS CAGR over the five year period

• Remaining investment opportunities contribute approximately 3% to 4% of expected operating EPS CAGR

Comprised of approximately ~$800 million of intermediate and design-stage development projects

• Additional investment opportunities represent attractive value creation opportunities for the business; alternative would be to return an additional $300 - $500 million of capital to shareholders

Dividend Policy

Quarterly Dividend

• Dividend remains an important factor our overall shareholder return proposition

– Remain committed to continuing to grow annually, stand-alone and pro forma ITC, while recognizing investment needs of the business

– Historically resulted in annual increases of approximately 5% through 2011; approximately 7% increase in 2012

• Dividend policy going forward

– Believe we have additional flexibility around annual dividend increases, compared to historical levels

– Expect this flexibility to allow us to preserve payout ratio in the high 30% range, even as we continue to grow earnings at a robust pace

– Expect to be measured in dividend increases given attractive development pipeline opportunities and Entergy transaction

Overview of Entergy Transaction

Proposed Entergy Transaction Overview

• Announced December 5, 2011 - Reverse Morris - Trust Entergy’s transmission business merges into ITC

• Prior to merger, Entergy to pursue tax free spin off of transmission business and ITC to Transaction Structure effectuate $700 million recapitalization, anticipated to be share repurchase, a special dividend or a combination thereof

• 100% stock consideration

• Entergy to issue approximately $1.775 billion of debt, to be assumed by ITC

• ITC to issue approximately $700 million of debt at holdings level • 50.1% Entergy shareholders Post- Merge • 49.9% ITC shareholders

ITC Senior • Two new independent directors who have transmission industry knowledge and familiarity Mgmt & Board with Entergy’s region

• ITC’s management team will remain intact for combined business, supplemented with key Entergy leadership personnel from Entergy’s transmission business

Headquarters • Regional headquarters in Jackson, MS

• Corporate headquarters in Novi, MI

Expected Closing • In 2013, subject to timing of approvals

Approval Process • Entergy retail regulatory approvals

• Federal Energy Regulatory Commission approvals

• ITC shareholder approval

• Certain other regulatory approvals

Transaction Approvals

Targeted to close in 2013, subject to the following approvals and  closing conditions:

Authority Requirement Filed Approved

Louisiana PSC

New Orleans City Council

Arkansas PSC • Change of control of transmission assets *

Mississippi PSC

Texas PUC

• Change of control of transmission assets FERC • Establish rate for new ITC subsidiaries

• Authorization for operating company financings

Hart-Scott-Rodino Act (DOJ / FTC) • Pre-merger notification to review potential antitrust and competition issues

IRS Private Letter Ruling • Ruling regarding tax-free treatment of the Transaction

• Merger

• Amendment to ITC Articles of Incorporation to increase the ITC Shareholders number of authorized shares

• Authorization for issuance of greater than 20% of outstanding shares

* Filing also to be made at the Missouri Public Service Commission with respect to EAI’s limited transmission assets located in Missouri.

Transaction Approvals

Authority Filed Approved*

Louisiana PSC

New Orleans City Council

Arkansas PSC

Mississippi PSC

Texas PUC

* Received approval, subject to conditions.

• Transaction also requires that Entergy have the regulatory approvals to join an acceptable RTO

Requires regulatory approval from all five retail jurisdictions and FERC

Expect Entergy to satisfy this condition by successful execution of  their process to join MISO

• Entergy has filed in all five retail jurisdictions and has begun to receive some conditional approvals

Summary

• Stand alone five-year plan positions company well to provide shareholder value while continuing to make needed investment in transmission for benefit of customers

Long term value proposition enhanced by Entergy transaction

ITC Business Model

Transmission Investment Landscape

Long-Term Capital Plan

• Historical Underinvestment

• Pure Play Transmission Model

• Long Term Reliability Needs

• & Grid Stability Best In Class Operations

• Evolving Generation

• Supportive Regulatory

Portfolio Construct –

Integration of Renewables

– Aging Coal Fleet

• Strategic Footprint

– Stricter Environmental Standards

Proven Development Capabilities

Increasingly Supportive Federal & Regulatory Framework

Development

Network Upgrades for New Generation

Base Capital Plan

EARNINGS PER SHARE

Appendix

Non-GAAP Reconciliation

OPERATING DILUTED EPS

NINE MONTHS ENDED

($ in Millions except per Share Data)

SEPTEMBER 30, $ Increase / % Increase / Year End 2012 2011 (Decrease) (Decrease) 2011

Reported Diluted EPS $ 2.68 $ 2.49 $ 0.19 7.6% $ 3.31 Pre-Tax Entergy Transaction Expenses 0.33 N/A 0.33 N/A 0.16 Pre- Tax Liability Audit Related Refund 0.25 N/A 0.25 N/A N/A

One Time CIT Adjustment N/A N/A N/A N/A (0.09) Income Taxes on Adjustments (0.21) N/A (0.21) N/A (0.03)

Operating Diluted EPS $ 3.05 $ 2.49 $ 0.56 22.5% $ 3.35